As filed with the Securities and Exchange Commission on August 13, 2015
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-04255
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman Advisers Management Trust
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York  10158-0180
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: December 31
Date of reporting period: June 30, 2015
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The

OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.
Following are copies of the semi-annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Advisers Management Trust

Balanced Portfolio

I Class Shares

Semi-Annual Report

June 30, 2015

B0731 08/15

Balanced Portfolio Commentary

The Neuberger Berman Advisors Management Trust Balanced Portfolio (the "Fund") Class I generated a 6.81% total return for the six months ended June 30, 2015. The Fund's equity component outperformed the Russell Midcap® Growth Index, which returned 4.18% during the period, but its fixed income component underperformed the Barclays 1-3 Year U.S. Government/Credit Index, which returned 0.72% for the same period.

Equities

The first half of 2015 was generally positive for our style of investing. Shrugging off global macro noise, stubbornly lethargic GDP growth and currency headwinds, the market rewarded active management and stocks offering positive differentiation versus their peers, "paying-up" for compelling catalysts, strong execution and the higher qualitative characteristics and fundamentals that we typically prize. The Fund also benefitted from the reemergence of business capital spending as M&A activity remained strong, especially within the Health Care and Information Technology (IT) sectors. Lastly, incremental net positives around inflation, employment and wage growth set the stage, in our view, for a potential bounce in the second half of the year in both consumer confidence and retail spending.

During the period, the Fund was materially overweighted to IT, Health Care and Telecommunication Services and underweighted to Consumer Staples, Materials, Financials, Energy, Industrials and Consumer Discretionary versus the benchmark. Our overweight to Health Care and IT and underweight to Materials proved additive to performance and overcame the negative impact of our underweight to Consumer Staples. Stock selection was broadly additive, led by strong contributions from our IT and Consumer Discretionary holdings, which offset weakness from our Materials stocks.

Drilling down to our holdings over the six month period, Avago Technologies was the top equity contributor to Fund performance, while WageWorks was the leading detractor. Avago, a semiconductor company, continued to execute at a high level with strong participation in leading "smart" devices and completed a well-received acquisition of Broadcom. WageWorks, a provider of employee-directed, tax-advantaged benefits, was negatively impacted by a potential new competitive entrant, Towers Watson, to the consumer-directed benefit space.

From our perspective, the positives continue to outweigh the negatives and/or angst around the longevity of the current "bull" market. We think the second half of 2015 should continue to benefit broadly from accommodative central banks, appealing interest rate levels and generally positive inflationary trends. In the U.S., we believe incremental gains in housing, employment and wage growth coupled with moderating currency headwinds and improving business and consumer confidence, should they continue, could provide a positive counter balance to the never-ending global wall of worry and to legitimate concerns around sluggish GDP growth and extended market valuations across numerous sectors. We continue to believe that an interest rate increase will be reasonably digested by the market and ultimately prove to be a positive for stocks. Given the aforementioned positive trends and an apparent absence of reckless excess, we also don't believe that a market reset is looming near-term. We anticipate the market to continue to seek positive differentiation through companies characterized by strong execution and fundamentals and we would view any short-term volatility, should it occur, as an investing opportunity.

Fixed Income

After declining during the first three months of 2015, U.S. Treasury yields rose sharply during the second quarter. This turnaround was triggered by signs of improving economic data and expectations that, before the end of the year, the U.S. Federal Reserve (Fed) would institute its first rate hike in nearly a decade. For the reporting period as a whole, the yield on the two-year Treasury declined three basis points (bps), whereas the 10-year Treasury yield rose 18 bps. Most spread sectors generated modest gains during the reporting period and performed largely in line with equal-duration Treasuries.

Detracting the most from the Fund's fixed income performance during the reporting period was its duration and yield curve positioning. In particular, having an underweight to the two- to three-year portion of the curve was a drag on results. The Fund's allocation to agency mortgage-backed securities also detracted from performance. In contrast, an allocation to commercial mortgage-backed securities (CMBS) was a modest contributor to performance.

The Fund maintained its overall positioning during the six-month period, with an overweight to the spread sectors and an underweight to Treasuries. However, several adjustments were made to the Fund, including modestly paring its CMBS exposure and slightly adding to its Treasury allocation. We actively participated in the investment grade corporate bond new issuance market and sold certain positions that we considered to be fully valued and where we felt there were potential event risks.

We believe the recent increase in Treasury yields is consistent with underlying global economic trends. At the same time, deflation fears have diminished and we think global developed market interest rates are now pricing in a more realistic inflation premium. Overall, the interest rate markets have been starting to move in line with our expectations, as our fair value estimate for the 10-year Treasury has been between 2.75% and 2.95% since last year. What's more, the Fed's median estimate for the federal funds rate has shifted down and is now 1.625% for the end of 2016, versus 1.875% in March. We continue to think that the Fed's first rate hike will occur in 2015, but believe the Fed will take a measured approach to future increases. We anticipate continued volatility in the financial markets in the coming months given incoming economic data, uncertainties regarding global central bank actions and geopolitical issues. However, we believe periods of market volatility need not always be feared, as they often breed a steady stream of investment opportunities. What's more, we believe interest rate fears are being overblown, as we anticipate them to edge only modestly higher over the next 12 months.

Sincerely,

KENNETH J. TUREK, THOMAS SONTAG AND MICHAEL FOSTER
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report, and are subject to change without notice.

Balanced Portfolio

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	6.2%
Common Stocks	71.1
Corporate Debt Securities	8.6
Mortgage-Backed Securities	9.4
U.S. Treasury Securities	4.1
Short-Term Investments	1.0
Liabilities, less cash, receivables and other assets	(0.4)
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception Date	Six Month Period Ended	Average Annual Total Return Ended 06/30/2015
		06/30/2015	1 Year	5 Years	10 Years	Life of Fund
Balanced Portfolio Class I	02/28/1989	6.81%	9.98%	10.98%	5.75%	6.98%
Barclays 1-3 Year U.S. Government/ Credit Index[1,2]		0.72%	0.93%	1.17%	2.83%	5.02%
Russell Midcap® Growth Index1.2		4.18%	9.45%	18.69%	9.69%	10.92%
Russell Midcap® Index[1,2]		2.35%	6.63%	18.23%	9.40%	11.88%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2014 was 2.05% for Class I shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.85% after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended June 30, 2015 can be found in the Financial Highlights section of this report.

Endnotes

1  The date used to calculate Life of Fund performance for the index is February 28, 1989, the Fund's commencement of operations.

2  The Barclays 1-3 Year U.S. Government/Credit Index is the 1-3 year component of the Barclays U.S. Government/Credit Index. The Barclays U.S. Government/Credit Index is the non-securitized component of the Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt) and investment-grade corporate securities. The Russell Midcap® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity market, and includes approximately 800 of the smallest securities in the Russell 1000® Index (which measures the performance of the 1,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Management and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2015 Neuberger Berman Management LLC, distributor. All rights reserved.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2015 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/15

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST BALANCED PORTFOLIO

Actual	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During the Period* 1/1/15 – 6/30/15
Class I	$1,000.00	$1,068.10	$9.49
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,015.62	$9.25

*  Expenses are equal to the annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratio of 1.85%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

Schedule of Investments Balanced Portfolio (Unaudited) 6/30/15

NUMBER OF SHARES		VALUE†
Common Stocks (71.1%)
Airlines (1.1%)
2,500	Alaska Air Group, Inc.	$161,075
Banks (0.9%)
850	SVB Financial Group	122,383	*
Biotechnology (3.3%)
1,500	Alkermes PLC	96,510	*
800	BioMarin Pharmaceutical, Inc.	109,424	*
1,000	Incyte Corp.	104,210	*
300	Receptos, Inc.	57,015	*
550	United Therapeutics Corp.	95,672	*
		462,831
Capital Markets (2.6%)
750	Affiliated Managers Group, Inc.	163,950	*
3,000	E*TRADE Financial Corp.	89,850	*
2,000	Raymond James Financial, Inc.	119,160
		372,960
Chemicals (0.4%)
750	Sensient Technologies Corp.	51,255
Commercial Services & Supplies (1.2%)
1,250	Stericycle, Inc.	167,388	*
Communications Equipment (2.0%)
750	F5 Networks, Inc.	90,262	*
1,750	Infinera Corp.	36,715	*
850	Palo Alto Networks, Inc.	148,495	*
		275,472
Containers & Packaging (0.9%)
2,000	Packaging Corp. of America	124,980	ØØ
Distributors (0.8%)
3,750	LKQ Corp.	113,419	*
Diversified Consumer Services (0.5%)
2,500	Service Corp. International	73,575
Diversified Financial Services (0.6%)
1,600	CBOE Holdings, Inc.	91,552
Electrical Equipment (1.7%)
600	Acuity Brands, Inc.	107,988
2,500	AMETEK, Inc.	136,950
		244,938
NUMBER OF SHARES		VALUE†
Electronic Equipment, Instruments & Components (2.3%)
1,900	Amphenol Corp. Class A	$110,143
3,000	CDW Corp.	102,840
1,000	Zebra Technologies Corp. Class A	111,050	*
		324,033
Food & Staples Retailing (0.6%)
10,000	Rite Aid Corp.	83,500	*
Food Products (1.8%)
250	Bunge Ltd.	21,950
2,000	Pinnacle Foods, Inc.	91,080
2,750	WhiteWave Foods Co.	134,420	*
		247,450
Health Care Equipment & Supplies (2.1%)
500	Cooper Cos., Inc.	88,985
850	Teleflex, Inc.	115,132
3,450	Wright Medical Group, Inc.	90,597	*
		294,714
Health Care Providers & Services (3.9%)
2,250	Acadia Healthcare Co., Inc.	176,242	*
3,650	Envision Healthcare Holdings, Inc.	144,102	*
1,250	Quest Diagnostics, Inc.	90,650
1,000	Universal Health Services, Inc. Class B	142,100
		553,094
Health Care Technology (1.0%)
1,400	Cerner Corp.	96,684	*
1,600	Veeva Systems, Inc. Class A	44,848	*
		141,532
Hotels, Restaurants & Leisure (1.6%)
2,750	Bloomin' Brands, Inc.	58,713
500	Buffalo Wild Wings, Inc.	78,345	*
1,500	Norwegian Cruise Line Holdings Ltd.	84,060	*
		221,118
Household Durables (0.5%)
1,500	Jarden Corp.	77,625	*
Independent Power and Renewable Electricity Producers (0.5%)
2,250	Dynegy, Inc.	65,813	*

See Notes to Schedule of Investments

Schedule of Investments Balanced Portfolio (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE†
Industrial Conglomerates (1.2%)
1,000	Roper Technologies, Inc.	$172,460
Insurance (0.5%)
1,000	Assurant, Inc.	67,000
Internet & Catalog Retail (0.9%)
2,350	Liberty Interactive Corp. QVC Group Class A	65,213	*
100	Netflix, Inc.	65,694	*
		130,907
Internet Software & Services (2.1%)
1,350	Akamai Technologies, Inc.	94,257	*
500	CoStar Group, Inc.	100,630	*
1,500	Demandware, Inc.	106,620	*
		301,507
IT Services (2.4%)
500	Alliance Data Systems Corp.	145,970	*
1,000	Fiserv, Inc.	82,830	*
700	FleetCor Technologies, Inc.	109,242	*
		338,042
Leisure Products (0.5%)
500	Polaris Industries, Inc.	74,055
Life Sciences Tools & Services (0.8%)
550	Illumina, Inc.	120,098	*
Machinery (1.4%)
1,350	Milacron Holdings Corp.	26,568	*
1,100	PACCAR, Inc.	70,191
1,000	Wabtec Corp.	94,240
		190,999
Media (1.0%)
450	Charter Communications, Inc. Class A	77,063	*
1,300	Starz Class A	58,136	*
		135,199
Multiline Retail (1.9%)
2,000	Burlington Stores, Inc.	102,400	*
1,750	Dollar Tree, Inc.	138,233	*
2,250	Tuesday Morning Corp.	25,346	*
		265,979
NUMBER OF SHARES		VALUE†
Oil, Gas & Consumable Fuels (1.6%)
1,750	Antero Resources Corp.	$60,095	*
2,250	Cabot Oil & Gas Corp.	70,965
850	Concho Resources, Inc.	96,781	*
		227,841
Pharmaceuticals (2.8%)
1,500	Akorn, Inc.	65,490	*
1,500	Endo International PLC	119,475	*
500	Jazz Pharmaceuticals PLC	88,035	*
600	Mylan NV	40,716	*
1,650	Zoetis, Inc.	79,563
		393,279
Professional Services (1.0%)
1,500	Nielsen NV	67,155
1,750	WageWorks, Inc.	70,788	*
		137,943
Real Estate Management & Development (0.9%)
750	Jones Lang LaSalle, Inc.	128,250
Road & Rail (1.0%)
600	J.B. Hunt Transport Services, Inc.	49,254
1,400	Old Dominion Freight Line, Inc.	96,047	*
		145,301
Semiconductors & Semiconductor Equipment (4.2%)
750	Avago Technologies Ltd.	99,697
1,500	Cavium, Inc.	103,215	*
1,250	Lam Research Corp.	101,687
1,750	Monolithic Power Systems, Inc.	88,743
1,250	NXP Semiconductors NV	122,750	*
2,500	SunEdison, Inc.	74,775	*
		590,867
Software (4.9%)
3,000	Activision Blizzard, Inc.	72,630
1,350	Electronic Arts, Inc.	89,775	*
1,750	Fortinet, Inc.	72,328	*
1,000	Mobileye NV	53,170	*
1,600	ServiceNow, Inc.	118,896	*
850	Splunk, Inc.	59,177	*
2,250	Synchronoss Technologies, Inc.	102,892	*
500	Tableau Software, Inc. Class A	57,650	*
400	Ultimate Software Group, Inc.	65,736	*
		692,254

See Notes to Schedule of Investments

Schedule of Investments Balanced Portfolio (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE†
Specialty Retail (5.6%)
1,050	Lithia Motors, Inc. Class A	$118,818
900	O'Reilly Automotive, Inc.	203,382	*ØØ
2,500	Ross Stores, Inc.	121,525
600	Signet Jewelers Ltd.	76,944
1,700	Tractor Supply Co.	152,898
1,500	Williams-Sonoma, Inc.	123,405
		796,972
Textiles, Apparel & Luxury Goods (3.5%)
1,150	Carter's, Inc.	122,245
5,000	Hanesbrands, Inc.	166,600
750	lululemon athletica, Inc.	48,975	*
1,900	Under Armour, Inc. Class A	158,536	*
		496,356
Trading Companies & Distributors (0.5%)
750	United Rentals, Inc.	65,715	*
Wireless Telecommunication Services (2.1%)
1,500	SBA Communications Corp. Class A	172,455	*
3,250	T-Mobile US, Inc.	126,002	*
		298,457
	Total Common Stocks (Cost $6,779,925)	10,040,188

See Notes to Schedule of Investments

Schedule of Investments Balanced Portfolio (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (4.1%)
$100,000	U.S. Treasury Notes, 0.25%, due 9/15/15	$100,016
165,000	U.S. Treasury Notes, 0.50%, due 11/30/16-2/28/17	164,948
315,000	U.S. Treasury Notes, 1.00%, due 12/15/17-5/15/18	315,881
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $580,094)	580,845
Mortgage-Backed Securities (9.4%)
Adjustable Mixed Balance (0.1%)
6,353	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.31%, due 6/19/34	6,147	µ
Commercial Mortgage-Backed (5.9%)
68,668	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class A1, 1.38%, due 9/10/46	68,681
104,781	Commercial Mortgage Pass-Through Certificates, Ser. 2014-LC15, Class A1, 1.26%, due 4/10/47	104,264
24,705	Commercial Mortgage Pass-Through Certificates, Ser. 2014-CR16, Class A1, 1.45%, due 4/10/47	24,744
39,332	Commercial Mortgage Pass-Through Certificates, Ser. 2014-UBS3, Class A1, 1.40%, due 6/10/47	39,261
51,200	Commercial Mortgage Pass-Through Certificates, Ser. 2014-UBS4, Class A1, 1.31%, due 8/10/47	51,082
51,004	Credit Suisse Commercial Mortgage Trust, Ser. 2006-C3, Class A3, 6.00%, due 6/15/38	52,090	µ
27,196	Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	28,591
100,000	GS Mortgage Securities Trust, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	100,567
87,407	GS Mortgage Securities Trust, Ser. 2014-GC18, Class A1, 1.30%, due 1/10/47	87,480
27,910	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB14, Class A4, 5.48%, due 12/12/44	28,172
78,751	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C10, Class A1, 1.39%, due 7/15/46	79,057
86,894	Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4, 5.42%, due 1/15/45	87,359
86,352	WF-RBS Commercial Mortgage Trust, Ser. 2014-C21, Class A1, 1.41%, due 8/15/47	86,242
		837,590
Mortgage-Backed Non-Agency (0.6%)
43,916	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	49,515	ñ
26,781	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	30,202	ñ
		79,717
Fannie Mae (1.6%)
50,872	Pass-Through Certificates, 3.50%, due 10/1/25	53,611
92,503	Pass-Through Certificates, 3.00%, due 9/1/27	95,917
72,356	Pass-Through Certificates, 4.50%, due 4/1/39-5/1/44	78,212
		227,740
Freddie Mac (1.2%)
54,480	Pass-Through Certificates, 3.50%, due 5/1/26	57,481
65,513	Pass-Through Certificates, 3.00%, due 1/1/27	67,791
41,321	Pass-Through Certificates, 4.50%, due 11/1/39	44,689
		169,961
	Total Mortgage-Backed Securities (Cost $1,346,694)	1,321,155

See Notes to Schedule of Investments

Schedule of Investments Balanced Portfolio (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
Corporate Debt Securities (8.6%)
Agriculture (0.1%)
$15,000	BAT Int'l Finance PLC, Guaranteed Notes, 1.85%, due 6/15/18	$15,028	ñ
5,000	Reynolds American, Inc., Guaranteed Notes, 2.30%, due 6/12/18	5,037
		20,065
Auto Manufacturers (0.5%)
15,000	American Honda Finance Corp., Senior Unsecured Notes, 1.13%, due 10/7/16	15,042
35,000	Harley-Davidson Financial Services, Inc., Guaranteed Notes, 1.15%, due 9/15/15	35,015	ñ
25,000	Hyundai Capital America, Senior Unsecured Notes, 1.45%, due 2/6/17	24,917	ñ
		74,974
Banks (3.0%)
30,000	Bank of America Corp., Senior Unsecured Medium-Term Notes, 3.63%, due 3/17/16	30,553
75,000	Citigroup, Inc., Senior Unsecured Notes, 1.35%, due 3/10/17	74,922
35,000	Goldman Sachs Group, Inc., Senior Unsecured Medium-Term Notes, 1.60%, due 11/23/15	35,121
145,000	JPMorgan Chase & Co., Senior Unsecured Medium-Term Notes, 1.35%, due 2/15/17	145,109
15,000	Morgan Stanley, Senior Unsecured Notes, 1.75%, due 2/25/16	15,060
125,000	Wells Fargo & Co., Senior Unsecured Notes, 1.50%, due 7/1/15	125,000
		425,765
Beverages (0.0%)
5,000	Heineken NV, Senior Unsecured Notes, 0.80%, due 10/1/15	5,001	ñ
Commercial Services (0.1%)
10,000	ERAC USA Finance LLC, Guaranteed Notes, 1.40%, due 4/15/16	10,017	ñ
Computers (0.4%)
20,000	Apple, Inc., Senior Unsecured Notes, 0.90%, due 5/12/17	20,003
35,000	Hewlett-Packard Co., Senior Unsecured Notes, 2.20%, due 12/1/15	35,188
		55,191
Diversified Financial Services (0.1%)
10,000	Synchrony Financial, Senior Unsecured Notes, 1.88%, due 8/15/17	9,994
Electric (0.2%)
20,000	Electricite de France SA, Senior Unsecured Notes, 1.15%, due 1/20/17	20,029	ñ
15,000	Exelon Corp., Senior Unsecured Notes, 1.55%, due 6/9/17	15,018
		35,047
Electronics (0.2%)
25,000	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 1.30%, due 2/1/17	24,955
Food (0.4%)
15,000	HJ Heinz Co., Guaranteed Notes, 2.00%, due 7/2/18	14,987	ñØ
15,000	JM Smucker Co., Guaranteed Notes, 1.75%, due 3/15/18	14,983	ñ
20,000	WM Wrigley Jr. Co., Senior Unsecured Notes, 1.40%, due 10/21/16	20,049	ñ
		50,019

See Notes to Schedule of Investments

Schedule of Investments Balanced Portfolio (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
Healthcare—Products (0.4%)
$10,000	Becton Dickinson & Co., Senior Unsecured Notes, 1.45%, due 5/15/17	$9,991
5,000	Becton Dickinson & Co., Senior Unsecured Notes, 1.80%, due 12/15/17	5,000
20,000	Medtronic, Inc., Guaranteed Notes, 1.50%, due 3/15/18	19,950	ñ
15,000	Zimmer Biomet Holdings, Inc., Senior Unsecured Notes, 2.00%, due 4/1/18	14,998
		49,939
Holding Companies—Diversified (0.1%)
15,000	MUFG Americas Holdings Corp., Senior Unsecured Notes, 1.63%, due 2/9/18	14,936
Media (0.8%)
45,000	Comcast Corp., Guaranteed Notes, 4.95%, due 6/15/16	46,769
40,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Guaranteed Notes, 3.50%, due 3/1/16	40,621
10,000	Thomson Reuters Corp., Senior Unsecured Notes, 1.30%, due 2/23/17	9,975
10,000	Thomson Reuters Corp., Senior Unsecured Notes, 1.65%, due 9/29/17	9,995
		107,360
Mining (0.1%)
10,000	Freeport-McMoRan, Inc., Guaranteed Notes, 2.30%, due 11/14/17	9,977
Oil & Gas (0.1%)
15,000	Marathon Oil Corp., Senior Unsecured Notes, 0.90%, due 11/1/15	14,996
Pharmaceuticals (0.6%)
10,000	AbbVie, Inc., Senior Unsecured Notes, 1.80%, due 5/14/18	9,963
30,000	Actavis Funding SCS, Guaranteed Notes, 2.35%, due 3/12/18	30,159
35,000	Bayer Corp., Guaranteed Notes, 7.13%, due 10/1/15	35,559	ñ
10,000	McKesson Corp., Senior Unsecured Notes, 1.29%, due 3/10/17	9,984
		85,665
Pipelines (0.5%)
15,000	Energy Transfer Partners L.P., Senior Unsecured Notes, 2.50%, due 6/15/18	15,013
10,000	Enterprise Products Operating LLC, Guaranteed Notes, 1.65%, due 5/7/18	9,985
20,000	Enterprise Products Operating LLC, Guaranteed Notes, 1.25%, due 8/13/15	20,009
15,000	Kinder Morgan, Inc., Guaranteed Notes, 2.00%, due 12/1/17	14,929
5,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 1.88%, due 1/12/18	5,031
		64,967
Real Estate Investment Trusts (0.1%)
15,000	Ventas Realty L.P., Guaranteed Notes, 1.55%, due 9/26/16	15,054
Semiconductors (0.2%)
35,000	QUALCOMM, Inc., Senior Unsecured Notes, 1.40%, due 5/18/18	34,873
Telecommunications (0.7%)
40,000	AT&T, Inc., Senior Unsecured Notes, 1.40%, due 12/1/17	39,730
35,000	Cisco Systems, Inc., Senior Unsecured Notes, 1.65%, due 6/15/18	35,106
31,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, due 9/15/16	31,500
		106,336
	Total Corporate Debt Securities (Cost $1,208,113)	1,215,131

See Notes to Schedule of Investments

Schedule of Investments Balanced Portfolio (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†
Asset-Backed Securities (6.2%)
$115,000	Ally Auto Receivables Trust, Ser. 2014-2, Class A3, 1.25%, due 4/15/19	$115,068
175,000	American Express Credit Account Master Trust, Ser. 2012-4, Class A, 0.43%, due 5/15/20	174,720	µ
50,000	Bank of America Credit Card Trust, Ser. 2014-A2, Class A, 0.46%, due 9/16/19	49,945	µ
106,000	Capital One Multi-Asset Execution Trust, Ser. 2007-A2, Class A2, 0.27%, due 12/16/19	105,636	µ
65,000	Carmax Auto Owner Trust, Ser. 2014-1, Class A3, 0.79%, due 10/15/18	64,907
100,000	Chase Issuance Trust, Ser. 2012-A2, Class A2, 0.46%, due 5/15/19	99,905	µ
125,000	Ford Credit Auto Owner Trust, Ser. 2014-A, Class A3, 0.79%, due 5/15/18	124,971
50,000	Hyundai Auto Receivables Trust, Ser. 2014-A, Class A3, 0.79%, due 7/16/18	50,009
33,934	SLM Student Loan Trust, Ser. 2006-5, Class A4, 0.36%, due 4/25/23	33,848	µ
50,000	Toyota Auto Receivables Owner Trust, Ser. 2015-A, Class A3, 1.12%, due 2/15/19	50,088
	Total Asset-Backed Securities (Cost $869,650)	869,097
NUMBER OF SHARES
Short-Term Investments (1.0%)
140,337	State Street Institutional Liquid Reserves Fund Premier Class (Cost $140,337)	140,337
	Total Investments (100.4%) (Cost $10,924,813)	14,166,753	##
	Liabilities, less cash, receivables and other assets [(0.4%)]	(51,123)
	Total Net Assets (100.0%)	$14,115,630

See Notes to Schedule of Investments

Notes to Schedule of Investments Balanced Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Balanced Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

See Notes to Financial Statements

Notes to Schedule of Investments Balanced Portfolio (Unaudited) (cont'd)

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies, with the exception of closed-end funds, if any, are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Financial Statements

Notes to Schedule of Investments Balanced Portfolio (Unaudited) (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2015:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$10,040,188	$—	$—	$10,040,188
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	580,845	—	580,845
Mortgage-Backed Securities^	—	1,321,155	—	1,321,155
Corporate Debt Securities^	—	1,215,131	—	1,215,131
Asset-Backed Securities	—	869,097	—	869,097
Short-Term Investments	—	140,337	—	140,337
Total Investments	$10,040,188	$4,126,565	$—	$14,166,753

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended June 30, 2015, no securities were transferred from one level (as of December 31, 2014) to another.

##  At June 30, 2015, the cost of investments for U.S. federal income tax purposes was $10,936,957. Gross unrealized appreciation of investments was $3,356,397 and gross unrealized depreciation of investments was $126,601, resulting in net unrealized appreciation of $3,229,796, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

Ø  All or a portion of this security was purchased on a when-issued basis. At June 30, 2015 these securities amounted to $14,987.

ØØ  All or a portion of this security is segregated in connection with obligations for when-issued security purchase commitments.

µ  Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of June 30, 2015, and their final maturities.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act") or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At June 30, 2015, these securities amounted to $295,252 or 2.1% of net assets for the Fund.

See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

BALANCED PORTFOLIO
June 30, 2015
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$14,166,753
Foreign currency*	8,356
Dividends and interest receivable	13,492
Receivable for securities sold	32,631
Receivable for Fund shares sold	13
Prepaid expenses and other assets	7,895
Total Assets	14,229,140
Liabilities
Payable for securities purchased	46,756
Payable for Fund shares redeemed	8,739
Payable to investment manager (Note B)	6,476
Payable to administrator—net (Note B)	2,326
Payable to trustees	7,156
Accrued expenses and other payables	42,057
Total Liabilities	113,510
Net Assets	$14,115,630
Net Assets consist of:
Paid-in capital	$8,597,453
Undistributed net investment income (loss)	(81,642)
Accumulated net realized gains (losses) on investments	2,359,218
Net unrealized appreciation (depreciation) in value of investments	3,240,601
Net Assets	$14,115,630
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,022,741
Net Asset Value, offering and redemption price per share	$13.80
*Cost of Investments:
Unaffiliated issuers	$10,924,813
Total cost of foreign currency	$9,695

See Notes to Financial Statements

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

BALANCED PORTFOLIO
For the Six Months Ended June 30, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$21,199
Interest income—unaffiliated issuers	27,523
Foreign taxes withheld (Note A)	(101)
Total income	$48,621
Expenses:
Investment management fees (Note B)	38,720
Administration fees (Note B)	21,120
Audit fees	27,465
Custodian and accounting fees	17,807
Insurance expense	214
Legal fees	3,600
Registration and filing fees	6,688
Shareholder reports	5,362
Trustees' fees and expenses	16,032
Miscellaneous	715
Total expenses	137,723
Expenses reimbursed by Management (Note B)	(7,460)
Total net expenses	130,263
Net investment income (loss)	$(81,642)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	717,081
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	298,612
Foreign currency	(627)
Net gain (loss) on investments	1,015,066
Net increase (decrease) in net assets resulting from operations	$933,424

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	BALANCED PORTFOLIO
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$(81,642)	$(146,454)
Net realized gain (loss) on investments (Note A)	717,081	1,688,828
Net increase from payments by affiliates (Note B)	—	725
Change in net unrealized appreciation (depreciation) of investments (Note A)	297,985	(968,117)
Net increase (decrease) in net assets resulting from operations	933,424	574,982
Distributions to Shareholders From (Note A):
Net realized gain on investments	—	(1,162,711)
From Fund Share Transactions (Note D):
Proceeds from shares sold	57,799	209,075
Proceeds from reinvestment of dividends and distributions	—	1,162,711
Payments for shares redeemed	(948,092)	(1,755,524)
Net increase (decrease) from Fund share transactions	(890,293)	(383,738)
Net Increase (Decrease) in Net Assets	43,131	(971,467)
Net Assets:
Beginning of period	14,072,499	15,043,966
End of period	$14,115,630	$14,072,499
Undistributed net investment income (loss) at end of period	$(81,642)	$—

See Notes to Financial Statements

Notes to Financial Statements Balanced Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and accretion of market discount on long-term bonds and short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2015 was $2,739.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2015, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: net operating losses, paydown losses on mortgage-backed and asset-backed securities, non-real estate investment trusts return of capital adjustments and amortization of bond premium. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2014, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(125,907)	$146,454	$(20,547)

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$—	$—	$1,162,711	$—	$1,162,711	$—

As of December 31, 2014 the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total
$—	$1,658,792	$2,925,961	$—	$4,584,753

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales and amortization of bond premium.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under an Investment Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2015, the investment management fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken to waive fees and/or reimburse the Fund for its total annual operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitation) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2015, there was no repayment to Management under its contractual expense limitation.

At June 30, 2015, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2012	2013	2014	2015
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2015	2016	2017	2018
Class I	1.00%	12/31/18	$25,078	$28,041	$28,160	$7,460

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

On June 3, 2014, Management made a voluntary contribution of $725 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities for the six months ended June 30, 2015 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$553,298	$2,383,718	$448,590	$3,469,789

During the six months ended June 30, 2015, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2015 and for the year ended December 31, 2014 was as follows:

	For the Six Months Ended June 30, 2015	For the Year Ended December 31, 2014
Shares Sold	4,297	15,622
Shares Issued on Reinvestment of Dividends and Distributions	—	97,543
Shares Redeemed	(70,528)	(131,423)
Total	(66,231)	(18,258)

Note E—Lines of Credit:

At June 30, 2015, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Under the terms of the Credit Facility, the Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30, 2015. During the period from January 9, 2015 (the commencement date of the Credit Facility) through June 30, 2015, the Fund did not utilize this line of credit. The Credit Facility replaced the State Street lines of credit referred to below.

During the reporting period, prior to the commencement of the Credit Facility on January 9, 2015, the Fund was a participant in a committed, unsecured $300,000,000 line of credit with State Street and an uncommitted, unsecured $100,000,000 line of credit with State Street, both to be used only for temporary or emergency purposes. During the period ended June 30, 2015, the Fund did not utilize either line of credit with State Street.

Note F—Subsequent Event:

On June 24, 2015, the Board approved three separate reorganizations of Balanced Portfolio, Growth Portfolio, and Small Cap Growth Portfolio (each, a "Merging Portfolio") into Mid Cap Growth Portfolio (the "Surviving Portfolio," and together with the Merging Portfolios, the "Portfolios") (each a "Reorganization"). Each Reorganization is independent of the others, and the Reorganization of any Merging Portfolio may proceed even if the Reorganization of one or both of the other Merging Portfolios is postponed or cancelled. All Portfolios are series of the Trust. Each Reorganization will take effect on or about November 6, 2015. No shareholder vote is required for any of the Reorganizations. At the time of each Reorganization, contractholders who are shareholders of a Merging Portfolio (indirectly through a separate account) automatically will become shareholders (again, indirectly through that separate account) of the Surviving Portfolio, receiving shares of the Surviving Portfolio having an aggregate net asset value equal to the contractholder's shares in the Merging Portfolio.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Balanced Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Six Months Ended June 30,	Year Ended December 31,
	2015	2014	2013	2012	2011	2010
	(Unaudited)
Net Asset Value, Beginning of Period	$12.92	$13.59	$11.47	$10.49	$10.59	$9.00

Income From Investment Operations:

Net Investment Income (Loss)‡	(0.08)	(0.14)	(0.13)	(0.10)	(0.08)	(0.03)
Net Gains or Losses on Securities (both realized and unrealized)	0.96	0.61	2.25	1.08	0.01	1.72
Total From Investment Operations	0.88	0.47	2.12	0.98	(0.07)	1.69

Less Distributions From:

Net Investment Income	—		—	—	—		(0.03)		(0.10)
Net Capital Gains	—		(1.14)	—	—		—		—
Total Distributions	—		(1.14)	—	—		(0.03)		(0.10)
Voluntary Contribution from Management	—		0.00	—	—		—		—
Net Asset Value, End of Period	$13.80		$12.92	$13.59	$11.47		$10.49		$10.59
Total Return††	6.81	%**@	4.18%	18.48%	9.34	%@	(0.63)%		18.83%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$14.1		$14.1	$15.0	$14.5		$15.3		$17.6
Ratio of Gross Expenses to Average Net Assets	1.96	%*#	2.05%#	2.04%#	2.02	%#	1.85%		1.92%#
Ratio of Net Expenses to Average Net Assets	1.85	%*	1.85%	1.85%	1.85	%§	1.85	%§Ø	1.85%§
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.16	)%*	(1.02)%	(1.06)%	(0.86)%		(0.76)%		(0.37)%
Portfolio Turnover Rate	21	%**	60%	51%	55%		52%		58%

See Notes to Financial Highlights

Notes to Financial Highlights Balanced Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2014.

@  The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on the Fund's total return for the six months ended June 30, 2015. Had the Fund not received class action proceeds in 2012, total return based on per share NAV for the year ended December 31, 2012 would have been 9.25%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

Ø  After repayment of expenses previously reimbursed by Management. Had the Fund not made such repayments, the annualized ratio of net expenses to average daily net assets would have been:

Year Ended December 31, 2011
1.83%

*  Annualized.

**  Not Annualized.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Neuberger Berman
Advisers Management Trust

Growth Portfolio

I Class Shares

Semi-Annual Report

June 30, 2015

B0732 08/15

Growth Portfolio Commentary

The Neuberger Berman Advisers Management Trust Growth Portfolio (the "Fund") Class I generated a 10.21% total return for the six months ended June 30, 2015, outperforming its benchmark, the Russell Midcap® Growth Index, which returned 4.18% for the period.

The first half of 2015 was generally positive for our style of investing. Shrugging off global macro noise, stubbornly lethargic GDP growth and currency headwinds, the market rewarded active management and stocks offering positive differentiation versus their peers, "paying-up" for compelling catalysts, strong execution and the higher qualitative characteristics and fundamentals that we typically prize. The Fund also benefitted from the reemergence of business capital spending as M&A activity remained strong, especially within the Health Care and Information Technology (IT) sectors. Lastly, incremental net positives around inflation, employment and wage growth set the stage, in our view, for a potential bounce in the second half of the year in both consumer confidence and retail spending.

During the period, the Fund was materially overweighted versus the benchmark to IT, Health Care and Telecommunication Services and underweighted to Consumer Staples, Materials, Financials, Energy, and Industrials. Our overweight to Health Care and IT and underweight to Materials proved additive to performance and overcame the negative impact of our underweight to Consumer Staples. Stock selection was broadly additive, led by strong contributions from our IT and Consumer Discretionary holdings, which offset weakness from our Materials stocks.

Drilling down to our holdings, BioMarin Pharmaceutical was the top contributor to Fund performance, while WageWorks was the leading detractor. BioMarin, which develops and commercializes pharmaceuticals for serious diseases and medical conditions, continued to benefit from strong execution and positive data around a recently acquired product. WageWorks, a provider of employee-directed, tax-advantaged benefits, was negatively impacted by a potential new competitive entrant, Towers Watson, to the consumer-directed benefit space.

From our perspective, the positives continue to outweigh the negatives and/or angst around the longevity of the current "bull" market. We think the second half of 2015 should continue to benefit broadly from accommodative central banks, appealing interest rate levels and generally positive inflationary trends. In the U.S., we believe incremental gains in housing, employment and wage growth coupled with moderating currency headwinds and improving business and consumer confidence, should they continue, could provide a positive counter balance to the never-ending global wall of worry and to legitimate concerns around sluggish GDP growth and extended market valuations across numerous sectors. We continue to believe that an interest rate increase will be reasonably digested by the market and ultimately prove to be a positive for stocks. Given the aforementioned positive trends and an apparent absence of reckless excess, we don't believe that a market reset is looming near-term. We anticipate the market to continue to seek positive differentiation through companies characterized by strong execution and fundamentals and we would view any short-term volatility, should it occur, as an investing opportunity.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Growth Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	23.7%
Consumer Staples	3.4
Energy	2.4
Financials	7.7
Health Care	18.9
Industrials	12.5
Information Technology	25.5
Materials	1.5
Telecommunication Services	2.9
Utilities	0.6
Short-Term Investments	0.9
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception Date	Six Month Period Ended 06/30/2015	Average Annual Total Return Ended 06/30/2015
			1 Year	5 Years	10 Years	Life of Fund
Growth Portfolio Class I	09/10/1984	10.21%	15.50%	17.85%	10.13%	9.66%
Russell Midcap® Growth Index[1,2]		4.18%	9.45%	18.69%	9.69%	N/A
Russell Midcap® Index[1,2]		2.35%	6.63%	18.23%	9.40%	12.66%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2014 was 2.32% for Class I shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.85% after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended June 30, 2015 can be found in the Financial Highlights section of this report.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is September 10, 1984, the Fund's commencement of operations.

2  The Russell Midcap® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity market, and includes approximately 800 of the smallest securities in the Russell 1000® Index (which measures the performance of the 1,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Management and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2015 Neuberger Berman Management LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2015 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/15

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During the Period* 1/1/15 – 6/30/15
Class I	$1,000.00	$1,102.10	$9.64
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,015.62	$9.25

*  Expenses are equal to the annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratio of 1.85%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

4

Schedule of Investments Growth Portfolio (Unaudited) 6/30/15

NUMBER OF SHARES		VALUE†
Common Stocks (99.4%)
Airlines (1.6%)
2,000	Alaska Air Group, Inc.	$128,860
Banks (1.2%)
700	SVB Financial Group	100,786	*
Biotechnology (4.6%)
1,250	Alkermes PLC	80,425	*
650	BioMarin Pharmaceutical, Inc.	88,907	*
800	Incyte Corp.	83,368	*
250	Receptos, Inc.	47,513	*
450	United Therapeutics Corp.	78,277	*
		378,490
Capital Markets (3.6%)
600	Affiliated Managers Group, Inc.	131,160	*
2,500	E*TRADE Financial Corp.	74,875	*
1,500	Raymond James Financial, Inc.	89,370
		295,405
Chemicals (0.3%)
400	Sensient Technologies Corp.	27,336
Commercial Services & Supplies (1.6%)
1,000	Stericycle, Inc.	133,910	*
Communications Equipment (2.7%)
650	F5 Networks, Inc.	78,227	*
1,250	Infinera Corp.	26,225	*
700	Palo Alto Networks, Inc.	122,290	*
		226,742
Containers & Packaging (1.1%)
1,500	Packaging Corp. of America	93,735
Distributors (1.2%)
3,250	LKQ Corp.	98,296	*
Diversified Consumer Services (0.7%)
1,950	Service Corp. International	57,389
Diversified Financial Services (0.9%)
1,350	CBOE Holdings, Inc.	77,247
Electrical Equipment (2.4%)
500	Acuity Brands, Inc.	89,990
2,000	AMETEK, Inc.	109,560
		199,550
NUMBER OF SHARES		VALUE†
Electronic Equipment, Instruments & Components (3.4%)
1,700	Amphenol Corp. Class A	$98,549
2,500	CDW Corp.	85,700
850	Zebra Technologies Corp. Class A	94,392	*
		278,641
Food & Staples Retailing (0.8%)
8,000	Rite Aid Corp.	66,800	*
Food Products (2.5%)
250	Bunge Ltd.	21,950
2,000	Pinnacle Foods, Inc.	91,080
2,000	WhiteWave Foods Co.	97,760	*
		210,790
Health Care Equipment & Supplies (2.9%)
400	Cooper Cos., Inc.	71,188
700	Teleflex, Inc.	94,815
2,750	Wright Medical Group, Inc.	72,215	*
		238,218
Health Care Providers & Services (5.2%)
1,750	Acadia Healthcare Co., Inc.	137,077	*
3,000	Envision Healthcare Holdings, Inc.	118,440	*
900	Quest Diagnostics, Inc.	65,268
750	Universal Health Services, Inc. Class B	106,575
		427,360
Health Care Technology (1.4%)
1,150	Cerner Corp.	79,419	*
1,250	Veeva Systems, Inc. Class A	35,038	*
		114,457
Hotels, Restaurants & Leisure (2.3%)
2,500	Bloomin' Brands, Inc.	53,375
450	Buffalo Wild Wings, Inc.	70,510	*
1,250	Norwegian Cruise Line Holdings Ltd.	70,050	*
		193,935
Household Durables (0.8%)
1,250	Jarden Corp.	64,688	*
Independent Power and Renewable Electricity Producers (0.6%)
1,750	Dynegy, Inc.	51,188	*
Industrial Conglomerates (1.6%)
750	Roper Technologies, Inc.	129,345

See Notes to Schedule of Investments

5

Schedule of Investments Growth Portfolio (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE†
Insurance (0.6%)
750	Assurant, Inc.	$50,250
Internet & Catalog Retail (1.5%)
2,000	Liberty Interactive Corp. QVC	55,500 Group Class A	*
100	Netflix, Inc.	65,694	*
		121,194
Internet Software & Services (3.0%)
1,150	Akamai Technologies, Inc.	80,293	*
400	CoStar Group, Inc.	80,504	*
1,250	Demandware, Inc.	88,850	*
		249,647
IT Services (3.4%)
400	Alliance Data Systems Corp.	116,776	*
850	Fiserv, Inc.	70,405	*
600	FleetCor Technologies, Inc.	93,636	*
		280,817
Leisure Products (0.8%)
450	Polaris Industries, Inc.	66,650
Life Sciences Tools & Services (1.1%)
400	Illumina, Inc.	87,344	*
Machinery (1.9%)
1,150	Milacron Holdings Corp.	22,632	*
900	PACCAR, Inc.	57,429
800	Wabtec Corp.	75,392
		155,453
Media (1.3%)
350	Charter Communications, Inc. Class A	59,938	*
1,100	Starz Class A	49,192	*
		109,130
Multiline Retail (2.6%)
1,500	Burlington Stores, Inc.	76,800	*
1,500	Dollar Tree, Inc.	118,485	*
1,750	Tuesday Morning Corp.	19,714	*
		214,999
Oil, Gas & Consumable Fuels (2.4%)
1,500	Antero Resources Corp.	51,510	*
2,000	Cabot Oil & Gas Corp.	63,080
750	Concho Resources, Inc.	85,395	*
		199,985
NUMBER OF SHARES		VALUE†
Pharmaceuticals (3.9%)
1,250	Akorn, Inc.	$54,575	*
1,200	Endo International PLC	95,580	*
400	Jazz Pharmaceuticals PLC	70,428	*
500	Mylan NV	33,930	*
1,350	Zoetis, Inc.	65,097
		319,610
Professional Services (1.4%)
1,250	Nielsen NV	55,962
1,500	WageWorks, Inc.	60,675	*
		116,637
Real Estate Management & Development (1.3%)
650	Jones Lang LaSalle, Inc.	111,150
Road & Rail (1.4%)
500	J.B. Hunt Transport Services, Inc.	41,045
1,150	Old Dominion Freight Line, Inc.	78,896	*
		119,941
Semiconductors & Semiconductor Equipment (6.0%)
650	Avago Technologies Ltd.	86,404
1,300	Cavium, Inc.	89,453	*
1,050	Lam Research Corp.	85,418
1,500	Monolithic Power Systems, Inc.	76,065
1,000	NXP Semiconductors NV	98,200	*
2,000	SunEdison, Inc.	59,820	*
		495,360
Software (7.1%)
2,250	Activision Blizzard, Inc.	54,473
1,250	Electronic Arts, Inc.	83,125	*
1,250	Fortinet, Inc.	51,663	*
1,000	Mobileye NV	53,170	*
1,250	ServiceNow, Inc.	92,887	*
700	Splunk, Inc.	48,734	*
1,850	Synchronoss Technologies, Inc.	84,600	*
500	Tableau Software, Inc. Class A	57,650	*
350	Ultimate Software Group, Inc.	57,519	*
		583,821
Specialty Retail (7.8%)
850	Lithia Motors, Inc. Class A	96,186
700	O'Reilly Automotive, Inc.	158,186	*
2,000	Ross Stores, Inc.	97,220
500	Signet Jewelers Ltd.	64,120
1,400	Tractor Supply Co.	125,916
1,300	Williams-Sonoma, Inc.	106,951
		648,579

See Notes to Schedule of Investments

6

Schedule of Investments Growth Portfolio (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE†
Textiles, Apparel & Luxury Goods (4.8%)
950	Carter's, Inc.	$100,985
3,750	Hanesbrands, Inc.	124,950
650	lululemon athletica, Inc.	42,445	*
1,500	Under Armour, Inc. Class A	125,160	*
		393,540
Trading Companies & Distributors (0.7%)
650	United Rentals, Inc.	56,953	*
Wireless Telecommunication Services (3.0%)
1,200	SBA Communications Corp. Class A	137,964	*
2,750	T-Mobile US, Inc.	106,617	*
		244,581
	Total Common Stocks (Cost $5,412,203)	8,218,809
Short-Term Investments (0.9%)
73,479	State Street Institutional Liquid Reserves Fund Premier Class (Cost $73,479)	73,479
	Total Investments (100.3%) (Cost $5,485,682)	8,292,288	##
	Liabilities, less cash, receivables and other assets [(0.3%)]	(27,062)
	Total Net Assets (100.0%)	$8,265,226

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Growth Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies, with the exception of closed-end funds, if any, are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency

See Notes to Financial Statements

8

Notes to Schedule of Investments Growth Portfolio (Unaudited) (cont'd)

values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2015:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$8,218,809	$—	$—	$8,218,809
Short-Term Investments	—	73,479	—	73,479
Total Investments	$8,218,809	$73,479	$—	$8,292,288

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended June 30, 2015, no securities were transferred from one level (as of December 31, 2014) to another.

##  At June 30, 2015, the cost of investments for U.S. federal income tax purposes was $5,489,852. Gross unrealized appreciation of investments was $2,878,786 and gross unrealized depreciation of investments was $76,350, resulting in net unrealized appreciation of $2,802,436, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

GROWTH PORTFOLIO
June 30, 2015
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$8,292,288
Dividends and interest receivable	2,398
Receivable for securities sold	23,603
Receivable for Fund shares sold	108
Prepaid expenses and other assets	4,778
Total Assets	8,323,175
Liabilities
Payable for securities purchased	15,362
Payable for Fund shares redeemed	199
Payable to investment manager (Note B)	3,766
Payable to administrator-net (Note B)	87
Payable to trustees	7,155
Accrued expenses and other payables	31,380
Total Liabilities	57,949
Net Assets	$8,265,226
Net Assets consist of:
Paid-in capital	$6,831,514
Undistributed net investment income (loss)	(57,276)
Accumulated net realized gains (losses) on investments	(1,315,618)
Net unrealized appreciation (depreciation) in value of investments	2,806,606
Net Assets	$8,265,226
Shares Outstanding ($.001 par value; unlimited shares authorized)	254,503
Net Asset Value, offering and redemption price per share	$32.48
*Cost of Investments	$5,485,682

See Notes to Financial Statements

10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

GROWTH PORTFOLIO
For the Six Months Ended June 30, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$17,213
Interest income—unaffiliated issuers	13
Foreign taxes withheld (Note A)	(81)
Total income	$17,145
Expenses:
Investment management fees (Note B)	22,100
Administration fees (Note B)	12,055
Audit fees	22,481
Custodian and accounting fees	6,908
Insurance expense	116
Legal fees	2,044
Shareholder reports	4,126
Trustees' fees and expenses	16,032
Miscellaneous	432
Total expenses	86,294
Expenses reimbursed by Management (Note B)	(11,873)
Total net expenses	74,421
Net investment income (loss)	$(57,276)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	636,384
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	199,444
Net gain (loss) on investments	835,828
Net increase (decrease) in net assets resulting from operations	$778,552

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	GROWTH PORTFOLIO
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(57,276)	$(108,827)
Net realized gain (loss) on investments	636,384	1,402,943
Change in net unrealized appreciation (depreciation) of investments	199,444	(780,814)
Net increase (decrease) in net assets resulting from operations	778,552	513,302
From Fund Share Transactions (Note D):
Proceeds from shares sold	269,856	218,256
Payments for shares redeemed	(724,053)	(1,082,364)
Net increase (decrease) from Fund share transactions	(454,197)	(864,108)
Net Increase (Decrease) in Net Assets	324,355	(350,806)
Net Assets:
Beginning of period	7,940,871	8,291,677
End of period	$8,265,226	$7,940,871
Undistributed net investment income (loss) at end of period	$(57,276)	$—

See Notes to Financial Statements

12

Notes to Financial Statements Growth Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2015 was $16,966.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

13

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2015, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: net operating losses, non-real estate investment trusts return of capital adjustments and non-taxable distributions from underlying investments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2014, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(110,587)	$108,827	$1,760

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income (Loss)	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$2,602,880	$(1,947,720)	$—	$655,160

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2014, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2017
$1,947,720

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date

14

may expire unused. Under current tax law, the use of these losses to offset future gains may be limited. As of December 31, 2014, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2014, the Fund utilized capital loss carryforwards of $1,408,638.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under an Investment Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2015, the investment management fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator

15

under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken to waive fees and/or reimburse the Fund for its total annual operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitation) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2015, there was no repayment to Management under its contractual expense limitation.

At June 30, 2015, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2012	2013	2014	2015
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2015	2016	2017	2018
Class I	1.00%	12/31/18	$52,518	$43,009	$36,771	$11,873

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

Note C—Securities Transactions:

During the six months ended June 30, 2015, there were purchase and sale transactions (excluding short-term securities) of $1,642,726 and $2,157,802, respectively.

During the six months ended June 30, 2015, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 3015 and for the year ended December 31, 2014 was as follows:

	For the Six Months Ended June 30, 2015	For the Year Ended December 31, 2014
Shares Sold	8,354	7,979
Shares Redeemed	(23,336)	(39,191)
Total	(14,982)	(31,212)

16

Note E—Lines of Credit:

At June 30, 2015, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Under the terms of the Credit Facility, the Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30, 2015. During the period from January 9, 2015 (the commencement date of the Credit Facility) through June 30, 2015, the Fund did not utilize this line of credit. The Credit Facility replaced the State Street lines of credit referred to below.

During the reporting period, prior to the commencement of the Credit Facility on January 9, 2015, the Fund was a participant in a committed, unsecured $300,000,000 line of credit with State Street and an uncommitted, unsecured $100,000,000 line of credit with State Street, both to be used only for temporary or emergency purposes. During the period ended June 30, 2015, the Fund did not utilize either line of credit with State Street.

Note F—Subsequent Events:

On June 24, 2015, the Board approved three separate reorganizations of Balanced Portfolio, Growth Portfolio, and Small Cap Growth Portfolio (each, a "Merging Portfolio") into Mid Cap Growth Portfolio (the "Surviving Portfolio," and together with the Merging Portfolios, the "Portfolios") (each a "Reorganization"). Each Reorganization is independent of the others, and the Reorganization of any Merging Portfolio may proceed even if the Reorganization of one or both of the other Merging Portfolios is postponed or cancelled. All Portfolios are series of the Trust. Each Reorganization will take effect on or about November 6, 2015. No shareholder vote is required for any of the Reorganizations. At the time of each Reorganization, contractholders who are shareholders of a Merging Portfolio (indirectly through a separate account) automatically will become shareholders (again, indirectly through that separate account) of the Surviving Portfolio, receiving shares of the Surviving Portfolio having an aggregate net asset value equal to the contractholder's shares in the Merging Portfolio.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2015		2014	2013	2012	2011	2010
	(Unaudited)
Net Asset Value, Beginning of Period	$29.47		$27.57	$20.91	$18.57	$18.61	$14.20
Income From Investment Operations:
Net Investment Income (Loss)‡	(0.22)		(0.38)	(0.33)	(0.24)	(0.26)	(0.21)
Net Gains or Losses on Securities (both realized and unrealized)	3.23		2.28	6.99	2.58	0.22	4.62
Total From Investment Operations	3.01		1.90	6.66	2.34	(0.04)	4.41
Net Asset Value, End of Period	$32.48		$29.47	$27.57	$20.91	$18.57	$18.61
Total Return††	10.21	%**@	6.89%	31.85%@	12.60%@	(0.21)%	31.06%@
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$8.3		$7.9	$8.3	$7.3	$7.3	$8.5
Ratio of Gross Expenses to Average Net Assets#	2.15	%*	2.32%	2.41%	2.55%	2.52%	2.64%
Ratio of Net Expenses to Average Net Assets	1.85	%*	1.85%	1.85%	1.85%§	1.85%§	1.85%§
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.43	)%*	(1.38)%	(1.36)%	(1.17)%	(1.38)%	(1.33)%
Portfolio Turnover Rate	20	%**	59%	46%	35%	33%	49%

See Notes to Financial Highlights

18

Notes to Financial Highlights Growth Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

@  Had the Fund not received the class action proceeds listed in Note A-4 of the Notes to Financial Statements, total return based on per share NAV for the six months ended June 30, 2015 would have been 10.01%. Had the Fund not received class action proceeds in 2013, total return based on per share NAV for the year ended December 31, 2013 would have been 31.76%. Had the Fund not received class action proceeds in 2012, total return based on per share NAV for the year ended December 31, 2012 would have been 11.63%. Had the Fund not received class action proceeds in 2010, total return based on per share NAV for the year ended December 31, 2010 would have been 28.15%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

*  Annualized.

**  Not Annualized.

19

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

20

Neuberger Berman
Advisers Management Trust

Mid Cap Growth Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2015

B0736 08/15

Mid Cap Growth Portfolio Commentary

The Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the "Fund") Class I generated a 10.08% total return for the six months ended June 30, 2015, outperforming its benchmark, the Russell Midcap® Growth Index, which returned 4.18% for the period. Returns for the Fund's Class I and Class S shares are provided in the table immediately following this letter.

The first half of 2015 has been positive for our style of investing. Shrugging off global macro noise, stubbornly lethargic GDP growth and currency headwinds, the market rewarded active management and stocks offering positive differentiation versus their peers, "paying-up" for compelling catalysts, strong execution and the higher qualitative characteristics and fundamentals that we typically prize. The Fund also benefitted from the reemergence of business capital spending as M&A activity remained strong, especially within the Health Care and Information Technology (IT) sectors. Lastly, employment and wage growth potentially set the stage, in our view, for a bounce in the second half of the year in both consumer confidence and retail spending.

During the period, the portfolio was materially overweighted to IT, Health Care and Telecommunication Services and underweighted to Consumer Staples, Materials, Financials, Energy, Industrials and Consumer Discretionary versus the benchmark. Our overweight to Health Care and IT and underweight to Materials proved additive to performance and overcame the negative impact of our underweight to Consumer Staples. Stock selection was broadly additive, led by strong contributions from our IT and Consumer Discretionary holdings, which offset weakness from our Materials stocks.

Drilling down to our holdings over the six month period, Avago Technologies was the top contributor to portfolio performance, while WageWorks was the leading detractor. Avago, a semiconductor company, continued to execute at a high level with strong participation in leading "smart" devices and completed a well-received acquisition of Broadcom. WageWorks, a provider of employee-directed, tax-advantaged benefits, was negatively impacted by a potential new competitive entrant, Towers Watson, to the consumer-directed benefit space.

From our perspective, the positives continue to outweigh the negatives and/or angst around the longevity of the current "bull" market. We think the second half of 2015 should continue to benefit broadly from accommodative central banks and appealing interest rate levels and generally positive inflationary trends. In the U.S., incremental gains in housing, employment and wage growth coupled with moderating currency headwinds and improving business and consumer confidence, should they continue, could provide a positive counter balance to the never-ending global wall of worry and to legitimate concerns around sluggish GDP growth and extended market valuations across numerous sectors. We remain confident in our view that an interest rate increase will be reasonably digested by the market and ultimately prove to be a positive for stocks. Given the aforementioned positive trends and the apparent absence of what we would regard as reckless excess, we also don't believe that a market reset is looming near-term. We anticipate the market to continue to seek positive differentiation through companies characterized by strong execution and fundamentals and we would view any short-term volatility, should it occur, as an investing opportunity.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Mid Cap Growth Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	21.4%
Consumer Staples	3.3
Energy	2.1
Financials	7.0
Health Care	19.0
Industrials	12.1
Information Technology	23.6
Materials	1.5
Telecommunication Services	2.8
Utilities	0.7
Other	0.9
Short-Term Investments	5.6
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2015
	Date	06/30/2015	1 Year	5 Years	10 Years	Life of Fund
Mid Cap Growth Portfolio Class I	11/03/1997	10.08%	15.78%	18.11%	10.32%	9.57%
Mid Cap Growth Portfolio Class S2	02/18/2003	9.96%	15.51%	17.82%	10.05%	9.38%
Russell Midcap® Growth Index[1,3]		4.18%	9.45%	18.69%	9.69%	8.08%
Russell Midcap® Index[1,3]		2.35%	6.63%	18.23%	9.40%	9.58%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.00% and 1.25% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended June 30, 2015 can be found in the Financial Highlights section of this report.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is November 3, 1997, the inception date of the oldest share class.

2  Performance shown prior to February 18, 2003 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity market, and includes approximately 800 of the smallest securities in the Russell 1000® Index (which measures the performance of the 1,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Management and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2015 Neuberger Berman Management LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2015 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/15

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During the Period* 1/1/15 – 6/30/15	Expense Ratio
Class I	$1,000.00	$1,100.80	$5.16	0.99%
Class S	$1,000.00	$1,099.60	$6.51	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.89	$4.96	0.99%
Class S	$1,000.00	$1,018.60	$6.26	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

4

Schedule of Investments Mid Cap Growth Portfolio (Unaudited) 6/30/15

NUMBER OF SHARES		VALUE†
Common Stocks (93.2%)
Airlines (1.5%)
64,500	Alaska Air Group, Inc.	$4,155,735
Banks (1.1%)
20,500	SVB Financial Group	2,951,590	*
Biotechnology (4.7%)
42,000	Alkermes PLC	2,702,280	*
21,500	BioMarin Pharmaceutical, Inc.	2,940,770	*
27,500	Incyte Corp.	2,865,775	*
8,000	Receptos, Inc.	1,520,400	*
15,500	United Therapeutics Corp.	2,696,225	*
		12,725,450
Capital Markets (3.3%)
17,000	Affiliated Managers Group, Inc.	3,716,200	*
79,000	E*TRADE Financial Corp.	2,366,050	*
47,500	Raymond James Financial, Inc.	2,830,050
		8,912,300
Chemicals (0.5%)
19,500	Sensient Technologies Corp.	1,332,630
Commercial Services & Supplies (1.3%)
25,500	Stericycle, Inc.	3,414,705	*
Communications Equipment (2.5%)
17,000	F5 Networks, Inc.	2,045,950	*
45,000	Infinera Corp.	944,100	*
22,500	Palo Alto Networks, Inc.	3,930,750	*
		6,920,800
Containers & Packaging (1.0%)
42,500	Packaging Corp. of America	2,655,825
Distributors (1.1%)
95,000	LKQ Corp.	2,873,275	*
Diversified Consumer Services (0.7%)
62,000	Service Corp. International	1,824,660
Diversified Financial Services (0.8%)
39,000	CBOE Holdings, Inc.	2,231,580
NUMBER OF SHARES		VALUE†
Electrical Equipment (2.4%)
17,000	Acuity Brands, Inc.	$3,059,660
64,000	AMETEK, Inc.	3,505,920
		6,565,580
Electronic Equipment, Instruments & Components (2.8%)
45,000	Amphenol Corp. Class A	2,608,650
67,000	CDW Corp.	2,296,760
25,500	Zebra Technologies Corp. Class A	2,831,775	*
		7,737,185
Food & Staples Retailing (0.9%)
290,000	Rite Aid Corp.	2,421,500	*
Food Products (2.4%)
11,000	Bunge Ltd.	965,800
50,000	Pinnacle Foods, Inc.	2,277,000
65,500	WhiteWave Foods Co.	3,201,640	*
		6,444,440
Health Care Equipment & Supplies (2.8%)
11,900	Cooper Cos., Inc.	2,117,843
23,500	Teleflex, Inc.	3,183,075
88,500	Wright Medical Group, Inc.	2,324,010	*
		7,624,928
Health Care Providers & Services (5.3%)
61,500	Acadia Healthcare Co., Inc.	4,817,295	*
95,000	Envision Healthcare Holdings, Inc.	3,750,600	*
31,000	Quest Diagnostics, Inc.	2,248,120
25,000	Universal Health Services, Inc. Class B	3,552,500
		14,368,515
Health Care Technology (1.3%)
35,500	Cerner Corp.	2,451,630	*
42,500	Veeva Systems, Inc. Class A	1,191,275	*
		3,642,905
Hotels, Restaurants & Leisure (2.0%)
69,500	Bloomin' Brands, Inc.	1,483,825
11,500	Buffalo Wild Wings, Inc.	1,801,935	*
40,750	Norwegian Cruise Line Holdings Ltd.	2,283,630	*
		5,569,390

See Notes to Schedule of Investments

5

Schedule of Investments Mid Cap Growth Portfolio (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE†
Household Durables (0.7%)
39,500	Jarden Corp.	$2,044,125	*
Independent Power and Renewable Electricity Producers (0.7%)
62,000	Dynegy, Inc.	1,813,500	*
Industrial Conglomerates (1.5%)
23,500	Roper Technologies, Inc.	4,052,810
Insurance (0.7%)
27,500	Assurant, Inc.	1,842,500
Internet & Catalog Retail (1.3%)
67,000	Liberty Interactive Corp. QVC Group Class A	1,859,250	*
2,700	Netflix, Inc.	1,773,738	*
		3,632,988
Internet Software & Services (2.8%)
35,000	Akamai Technologies, Inc.	2,443,700	*
13,500	CoStar Group, Inc.	2,717,010	*
34,000	Demandware, Inc.	2,416,720	*
		7,577,430
IT Services (3.2%)
14,000	Alliance Data Systems Corp.	4,087,160	*
25,500	Fiserv, Inc.	2,112,165	*
16,000	FleetCor Technologies, Inc.	2,496,960	*
		8,696,285
Leisure Products (0.8%)
14,500	Polaris Industries, Inc.	2,147,595
Life Sciences Tools & Services (1.1%)
13,500	Illumina, Inc.	2,947,860	*
Machinery (1.9%)
39,500	Milacron Holdings Corp.	777,360	*
28,000	PACCAR, Inc.	1,786,680
26,500	Wabtec Corp.	2,497,360
		5,061,400
Media (1.3%)
11,500	Charter Communications, Inc. Class A	1,969,375	*
35,500	Starz Class A	1,587,560	*
		3,556,935
NUMBER OF SHARES		VALUE†
Multiline Retail (2.3%)
51,000	Burlington Stores, Inc.	$2,611,200	*
39,000	Dollar Tree, Inc.	3,080,610	*
60,000	Tuesday Morning Corp.	675,900	*
		6,367,710
Oil, Gas & Consumable Fuels (2.1%)
37,500	Antero Resources Corp.	1,287,750	*
62,000	Cabot Oil & Gas Corp.	1,955,480
22,000	Concho Resources, Inc.	2,504,920	*
		5,748,150
Pharmaceuticals (3.8%)
40,000	Akorn, Inc.	1,746,400	*
37,000	Endo International PLC	2,947,050	*
14,500	Jazz Pharmaceuticals PLC	2,553,015	*
16,500	Mylan NV	1,119,690	*
42,500	Zoetis, Inc.	2,049,350
		10,415,505
Professional Services (1.3%)
39,000	Nielsen NV	1,746,030
47,500	WageWorks, Inc.	1,921,375	*
		3,667,405
Real Estate Management & Development (1.1%)
18,000	Jones Lang LaSalle, Inc.	3,078,000
Road & Rail (1.5%)
22,500	J.B. Hunt Transport Services, Inc.	1,847,025
33,500	Old Dominion Freight Line, Inc.	2,298,267	*
		4,145,292
Semiconductors & Semiconductor Equipment (5.5%)
20,000	Avago Technologies Ltd.	2,658,600
42,500	Cavium, Inc.	2,924,425	*
29,500	Lam Research Corp.	2,399,825
39,500	Monolithic Power Systems, Inc.	2,003,045
31,000	NXP Semiconductors NV	3,044,200	*
67,000	SunEdison, Inc.	2,003,970	*
		15,034,065

See Notes to Schedule of Investments

6

Schedule of Investments Mid Cap Growth Portfolio (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE†
Software (6.7%)
67,000	Activision Blizzard, Inc.	$1,622,070
34,000	Electronic Arts, Inc.	2,261,000	*
45,000	Fortinet, Inc.	1,859,850	*
31,000	Mobileye NV	1,648,270	*
42,500	ServiceNow, Inc.	3,158,175	*
21,000	Splunk, Inc.	1,462,020	*
59,000	Synchronoss Technologies, Inc.	2,698,070	*
16,900	Tableau Software, Inc. Class A	1,948,570	*
9,500	Ultimate Software Group, Inc.	1,561,230	*
		18,219,255
Specialty Retail (6.7%)
25,500	Lithia Motors, Inc. Class A	2,885,580
21,100	O'Reilly Automotive, Inc.	4,768,178	*
55,500	Ross Stores, Inc.	2,697,855
14,500	Signet Jewelers Ltd.	1,859,480
37,000	Tractor Supply Co.	3,327,780
33,500	Williams-Sonoma, Inc.	2,756,045
		18,294,918
Textiles, Apparel & Luxury Goods (4.4%)
26,500	Carter's, Inc.	2,816,950
122,000	Hanesbrands, Inc.	4,065,040
20,500	Lululemon Athletica, Inc.	1,338,650	*
44,500	Under Armour, Inc. Class A	3,713,080	*
		11,933,720
Trading Companies & Distributors (0.6%)
20,000	United Rentals, Inc.	1,752,400	*
Wireless Telecommunication Services (2.8%)
39,000	SBA Communications Corp. Class A	4,483,830	*
84,000	T-Mobile US, Inc.	3,256,680	*
		7,740,510
	Total Common Stocks (Cost $183,290,025)	254,143,351
NUMBER OF SHARES		VALUE†
Exchange Traded Funds (0.9%)
25,000	iShares Russell Mid-Cap Growth ETF (Cost $2,319,417)	$2,421,250
Short-Term Investments (5.6%)
15,220,531	State Street Institutional Liquid Reserves Fund Premier Class (Cost $15,220,531)	15,220,531
	Total Investments (99.7%) (Cost $200,829,973)	271,785,132	##
	Cash, receivables and other assets, less liabilities (0.3%)	774,429
	Total Net Assets (100.0%)	$272,559,561

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Mid Cap Growth Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies, with the exception of closed-end funds, if any, are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements

8

Notes to Schedule of Investments Mid Cap Growth Portfolio (Unaudited) (cont'd)

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2015:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$254,143,351	$—	$—	$254,143,351
Exchange Traded Funds	2,421,250	—	—	2,421,250
Short-Term Investments	—	15,220,531	—	15,220,531
Total Investments	$256,564,601	$15,220,531	$—	$271,785,132

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended June 30, 2015, no securities were transferred from one level (as of December 31, 2014) to another.

##  At June 30, 2015, the cost of investments for U.S. federal income tax purposes was $200,856,503. Gross unrealized appreciation of investments was $73,112,083 and gross unrealized depreciation of investments was $2,183,454, resulting in net unrealized appreciation of $70,928,629, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
June 30, 2015
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$271,785,132
Dividends and interest receivable	65,385
Receivable for securities sold	1,320,356
Receivable for Fund shares sold	625,853
Prepaid expenses and other assets	2,453
Total Assets	273,799,179
Liabilities
Payable for securities purchased	907,991
Payable for Fund shares redeemed	16,405
Payable to investment manager (Note B)	121,183
Payable to administrator (Note B)	105,339
Payable to trustees	7,154
Accrued expenses and other payables	81,546
Total Liabilities	1,239,618
Net Assets	$272,559,561
Net Assets consist of:
Paid-in capital	$162,143,347
Undistributed net investment income (loss)	(911,638)
Accumulated net realized gains (losses) on investments	40,372,693
Net unrealized appreciation (depreciation) in value of investments	70,955,159
Net Assets	$272,559,561
Net Assets
Class I	$78,455,944
Class S	194,103,617
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	2,908,941
Class S	7,610,284
Net Asset Value, offering and redemption price per share
Class I	$26.97
Class S	25.51
*Cost of Investments	$200,829,973

See Notes to Financial Statements

10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
For the Six Months Ended June 30, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$484,868
Interest income—unaffiliated issuers	7,548
Foreign taxes withheld (Note A)	(2,398)
Total income	$490,018
Expenses:
Investment management fees (Note B)	660,367
Administration fees (Note B):
Class I	111,017
Class S	249,466
Distribution fees (Note B):
Class S	207,888
Audit fees	22,481
Custodian and accounting fees	45,599
Insurance expense	2,889
Legal fees	67,467
Repayment to Management of expenses previously assumed by Management (Note B)	6,663
Shareholder reports	8,126
Trustees' fees and expenses	16,032
Miscellaneous	3,661
Total net expenses	1,401,656
Net investment income (loss)	$(911,638)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	13,914,065
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	9,203,962
Net gain (loss) on investments	23,118,027
Net increase (decrease) in net assets resulting from operations	$22,206,389

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID CAP GROWTH PORTFOLIO
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$(911,638)	$(1,390,824)
Net realized gain (loss) on investments (Note A)	13,914,065	26,382,947
Net increase from payments by affiliates (Note B)	—	5,113
Change in net unrealized appreciation (depreciation) of investments (Note A)	9,203,962	(10,129,270)
Net increase (decrease) in net assets resulting from operations	22,206,389	14,867,966
Distributions to Shareholders From (Note A):
Net realized gain on investments:
Class I	—	(27,830,874)
Class S	—	(58,724,209)
Total distributions to shareholders	—	(86,555,083)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	7,171,942	8,025,034
Class S	32,924,532	19,854,027
Proceeds from reinvestment of dividends and distributions:
Class I	—	27,830,874
Class S	—	58,724,209
Payments for shares redeemed:
Class I	(5,386,260)	(11,932,657)
Class S	(3,312,873)	(8,259,756)
Net increase (decrease) from Fund share transactions	31,397,341	94,241,731
Net Increase (Decrease) in Net Assets	53,603,730	22,554,614
Net Assets:
Beginning of period	218,955,831	196,401,217
End of period	$272,559,561	$218,955,831
Undistributed net investment income (loss) at end of period	$(911,638)	$—

See Notes to Financial Statements

12

Notes to Financial Statements Mid Cap Growth Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2015 was $76,892.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes

13

substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2015, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: net operating losses and non-real estate investment trusts return of capital adjustments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2014, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(1,432,348)	$1,390,824	$41,524

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$—	$—	$86,555,083	$—	$86,555,083	$—

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$26,471,943	$61,737,882	$—	$—	$88,209,825

The difference between book basis and tax basis distributable earnings is primarily due to losses disallowed and recognized on wash sales.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

14

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under an Investment Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2015, the investment management fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative

15

and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive fees and/or reimburse the Fund's Class I and Class S shares for their total annual operating expenses (including fees payable to Management for the Fund's Class S shares but excluding such fees payable for the Fund's Class I shares and excluding, for each class, interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitations) ("Operating Expenses") which exceed the expense limitations as detailed in the following table. Each respective class has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2015, the Fund's Class S shares repaid Management $6,663, under its contractual expense limitation.

At June 30, 2015, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2012	2013	2014	2015
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2015	2016	2017	2018
Class I	1.00%	12/31/18	$—	$—	$—	$—
Class S	1.25%	12/31/18	—	—	—	—

(1)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

On June 3, 2014, Management made a voluntary contribution of $5,113 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

Note C—Securities Transactions:

During the six months ended June 30, 2015, there were purchase and sale transactions (excluding short-term securities) of $85,035,263 and $57,434,200, respectively.

During the six months ended June 30, 2015, no brokerage commissions on securities transactions were paid to affiliated brokers.

16

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2015 and for the year ended December 31, 2014 was as follows:

For the Six Months Ended June 30, 2015

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	275,435	—	(207,851)	67,584
Class S	1,313,393	—	(139,718)	1,173,675

For the Year Ended December 31, 2014

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	231,678	1,280,758	(340,541)	1,171,895
Class S	612,943	2,852,074	(228,435)	3,236,582

Note E—Lines of Credit:

At June 30, 2015, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Under the terms of the Credit Facility, the Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30, 2015. During the period from January 9, 2015 (the commencement date of the Credit Facility) through June 30, 2015, the Fund did not utilize this line of credit. The Credit Facility replaced the State Street lines of credit referred to below.

During the reporting period, prior to the commencement of the Credit Facility on January 9, 2015, the Fund was a participant in a committed, unsecured $300,000,000 line of credit with State Street and an uncommitted, unsecured $100,000,000 line of credit with State Street, both to be used only for temporary or emergency purposes. During the period ended June 30, 2015, the Fund did not utilize either line of credit with State Street.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Mid Cap Growth Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2015		2014	2013	2012	2011	2010
	(Unaudited)
Net Asset Value, Beginning of Period	$24.50		$41.07	$30.97	$27.55	$27.42	$21.25
Income From Investment Operations:
Net Investment Income (Loss)‡	(0.08)		(0.19)	(0.19)	(0.10)	(0.15)	(0.11)
Net Gains or Losses on Securities (both realized and unrealized)	2.55		1.08	10.29	3.52	0.28	6.28
Total From Investment Operations	2.47		0.89	10.10	3.42	0.13	6.17
Less Distributions From:
Net Capital Gains	—		(17.46)	—	—	—	—
Voluntary Contribution from Management	—		0.00	—	—	—	—
Net Asset Value, End of Period	$26.97		$24.50	$41.07	$30.97	$27.55	$27.42
Total Return††	10.08	%**@	7.58%	32.61%@	12.41%@	0.47%	29.04%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$78.5		$69.6	$68.6	$229.0	$233.2	$266.0
Ratio of Gross Expenses to Average Net Assets#	0.99	%*	1.00%	0.99%	0.99%	1.01%	1.02%
Ratio of Net Expenses to Average Net Assets	0.99	%*	1.00%	0.99%	0.99%§	1.01%§	1.02%§
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.58	)%*	(0.53)%	(0.57)%	(0.34)%	(0.54)%	(0.49)%
Portfolio Turnover Rate	25	%**	64%	43%	38%	35%	46%

See Notes to Financial Highlights

18

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2015		2014		2013	2012		2011	2010
	(Unaudited)
Net Asset Value, Beginning of Period	$23.20		$39.95		$30.21	$26.94		$26.87	$20.87
Income From Investment Operations:
Net Investment Income (Loss)‡	(0.10)		(0.27)		(0.26)	(0.17)		(0.21)	(0.16)
Net Gains or Losses on Securities (both realized and unrealized)	2.41		0.98		10.00	3.44		0.28	6.16
Total From Investment Operations	2.31		0.71		9.74	3.27		0.07	6.00
Less Distributions From:
Net Capital Gains	—		(17.46)		—	—		—	—
Voluntary Contribution from Management	—				0.00	—		—	—
Net Asset Value, End of Period	$25.51		$23.20		$39.95	$30.21		$26.94	$26.87
Total Return††	9.96	%**@	7.31%		32.24%	12.14	%@	0.26%	28.75%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$194.1		$149.3		$127.8	$88.2		$64.2	$59.2
Ratio of Gross Expenses to Average Net Assets	1.25	%*	1.25%		1.26%#	1.24%		1.26%#	1.27%#
Ratio of Net Expenses to Average Net Assets	1.25	%*Ø	1.25	%Ø	1.25%	1.25	%§Ø	1.25%§	1.25%§
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.84	)%*	(0.78)%		(0.76)%	(0.57)%		(0.78)%	(0.73)%
Portfolio Turnover Rate	25	%**	64%		43%	38%		35%	46%

See Notes to Financial Highlights

19

Notes to Financial Highlights Mid Cap Growth Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2014.

@  The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on the Fund's total return for the six months ended June 30, 2015. Had the Fund not received class action proceeds in 2013, total return based on per share NAV for the year ended December 31, 2013 would have been 32.58% for Class I. Had the Fund not received class action proceeds in 2012, total return based on per share NAV for the year ended December 31, 2012 would have been 12.34% and 12.06% for Class I and Class S, respectively.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

Ø  After repayment of expenses previously reimbursed by Management. Had the Fund not made such repayments, the annualized ratio of net expenses to average daily net assets would have been:

	Six Months Ended June 30,	Year Ended December 31,
	2015	2014	2013	2012
Mid Cap Growth Portfolio Class S	1.24%	1.25%	—	1.24%

*  Annualized.

**  Not Annualized.

20

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

21

Neuberger Berman
Advisers Management Trust

Small Cap Growth Portfolio

S Class Shares

Semi-Annual Report

June 30, 2015

D0312 08/15

Small Cap Growth Portfolio Commentary

The Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio (the "Fund") Class S generated a 7.70% total return for the six months ended June 30, 2015, underperforming its benchmark, the Russell 2000® Growth Index, which returned 8.74% for the same period.

The six-month period was, generally, a positive environment for our style of investing. Shrugging off global macro noise, stubbornly lethargic GDP growth and currency headwinds, the market rewarded active management and stocks offering positive differentiation versus their peers, "paying-up" for compelling catalysts, strong execution and the higher qualitative characteristics and fundamentals that we typically prize. Additionally, incremental net positives around inflation, employment and wage growth set the stage for a potential second half bounce in both consumer confidence and retail spending, in our view.

During the period, the Fund, relative to the benchmark, was materially overweighted to the Consumer Discretionary and Health Care sectors, underweighted to Materials, Industrials and Consumer Staples, and essentially market weighted to Information Technology (IT). With respect to our allocation decisions, the Fund's underweight to both Industrials and Materials proved additive, while our overweight to Consumer Discretionary and our cash position detracted from relative performance.

Drilling down to our holdings, strong stock selection in IT and Financials helped offset broad weakness across the other sectors. Q2 Holdings was the top contributor to performance during the reporting period, while IGI Laboratories was the leading detractor and was sold during the period. Q2, a provider of cloud-based virtual banking solutions, continued to accumulate tier-one client wins, as consumers are beginning to rely more on their "smart" devices for banking transactions. IGI, a manufacturer and distributor of topical products for cosmetic and pharmaceutical customers, was negatively impacted by an unexpected significant price cut from a competitor.

From our perspective, the positives continue to outweigh the negatives and/or angst around the longevity of the current "bull" market. We think the second half of 2015 should continue to benefit broadly from accommodative central banks, appealing interest rate levels and generally positive inflationary trends. In the U.S., we believe incremental gains in housing, employment and wage growth coupled with moderating currency headwinds and improving business and consumer confidence, should they continue, could provide a positive counter balance to the never-ending global wall of worry and to legitimate concerns around sluggish GDP growth and extended market valuations across numerous sectors. We remain confident in our view that an interest rate increase will be reasonably digested by the market and ultimately prove to be a positive for stocks. Given the aforementioned positive trends and an apparent absence of reckless excess, we don't believe that a market reset is looming near-term. We anticipate the market to continue to seek positive differentiation through companies characterized by strong execution and fundamentals and we would view any short-term volatility, should it occur, as an investing opportunity.

Sincerely,

DAVID H. BURSHTAN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Small Cap Growth Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	17.4%
Consumer Staples	1.6
Energy	1.4
Financials	9.2
Health Care	28.0
Industrials	6.8
Information Technology	28.4
Materials	2.0
Short-Term Investments	5.2
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception Date	Six Month Period Ended 06/30/2015	Average Annual Total Return Ended 06/30/2015
			1 Year	5 Years	10 Years	Life of Fund
Small Cap Growth Portfolio Class S	07/12/2002	7.70%	14.10%	17.37%	5.73%	6.80%
Russell 2000® Growth Index[1,2]		8.74%	12.34%	19.33%	9.86%	11.20%
Russell 2000® Index[1,2]		4.75%	6.49%	17.08%	8.40%	10.30%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2014 was 2.08% for Class S shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.41% after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended June 30, 2015 can be found in the Financial Highlights section of this report.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is July 12, 2002, the Fund's commencement of operations.

2  The Russell 2000® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity market, and includes approximately 2,000 of the smallest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Management and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2015 Neuberger Berman Management LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2015 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/15

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SMALL CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During the Period* 1/1/15 – 6/30/15
Class S	$1,000.00	$1,077.00	$7.21
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,017.85	$7.00

*  Expenses are equal to the annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratio of 1.40%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

4

Schedule of Investments Small Cap Growth Portfolio (Unaudited) 6/30/15

NUMBER OF SHARES		VALUE†
Common Stocks (95.1%)
Aerospace & Defense (1.5%)
4,875	HEICO Corp.	$284,212
Air Freight & Logistics (0.7%)
3,600	Hub Group, Inc. Class A	145,224	*
Banks (7.8%)
9,000	Capital Bank Financial Corp. Class A	261,630	*
10,150	FCB Financial Holdings, Inc. Class A	322,770	*
8,800	Opus Bank	318,384
21,400	Seacoast Banking Corp. of Florida	338,120	*
6,100	Simmons First National Corp. Class A	284,748
		1,525,652
Biotechnology (9.7%)
3,200	Alder Biopharmaceuticals, Inc.	169,504	*
2,850	AMAG Pharmaceuticals, Inc.	196,821	*
12,500	Amicus Therapeutics, Inc.	176,875	*
1,000	Bluebird Bio, Inc.	168,370	*
5,300	Cepheid, Inc.	324,095	*
1,500	Clovis Oncology, Inc.	131,820	*
5,600	Insmed, Inc.	136,752	*
4,200	Insys Therapeutics, Inc.	150,864	*
3,600	Prothena Corp. PLC	189,612	*
1,900	PTC Therapeutics, Inc.	91,447	*
800	Receptos, Inc.	152,040	*
		1,888,200
Chemicals (2.0%)
4,700	PolyOne Corp.	184,099
3,100	Sensient Technologies Corp.	211,854
		395,953
Commercial Services & Supplies (0.7%)
36,950	Hudson Technologies, Inc.	128,956	*
Communications Equipment (2.3%)
13,100	Infinera Corp.	274,838	*
1,000	Palo Alto Networks, Inc.	174,700	*
		449,538
Diversified Consumer Services (4.0%)
4,850	Bright Horizons Family Solutions, Inc.	280,330	*
12,500	Carriage Services, Inc.	298,500
4,600	Sotheby's	208,104
		786,934
NUMBER OF SHARES		VALUE†
Food & Staples Retailing (1.6%)
17,400	Smart & Final Stores, Inc.	$310,938	*
Health Care Equipment & Supplies (6.7%)
3,600	DexCom, Inc.	287,928	*
12,700	Globus Medical, Inc. Class A	326,009	*
9,800	K2M Group Holdings, Inc.	235,396	*
5,100	LDR Holding Corp.	220,575	*
9,000	Tornier NV	224,910	*
		1,294,818
Health Care Providers & Services (9.0%)
5,300	AAC Holdings, Inc.	230,868	*
4,500	Acadia Healthcare Co., Inc.	352,485	*
7,600	AMN Healthcare Services, Inc.	240,084	*
3,200	Amsurg Corp.	223,840	*
17,000	Cross Country Healthcare, Inc.	215,560	*
5,900	ExamWorks Group, Inc.	230,690	*
8,000	HealthEquity, Inc.	256,400	*
		1,749,927
Hotels, Restaurants & Leisure (1.3%)
2,300	Vail Resorts, Inc.	251,160
Insurance (1.4%)
11,950	Heritage Insurance Holdings, Inc.	274,731	*
Internet & Catalog Retail (1.4%)
3,900	HSN, Inc.	273,741
Internet Software & Services (8.0%)
5,300	Benefitfocus, Inc.	232,405	*
4,100	comScore, Inc.	218,366	*
3,900	Demandware, Inc.	277,212	*
3,100	IAC/InterActiveCorp	246,946
1,800	MercadoLibre, Inc.	255,060
11,400	Q2 Holdings, Inc.	322,050	*
		1,552,039
IT Services (1.4%)
3,700	EPAM Systems, Inc.	263,551	*
Leisure Products (0.9%)
3,400	Brunswick Corp.	172,924
Media (1.2%)
4,000	Nexstar Broadcasting Group, Inc. Class A	224,000

See Notes to Schedule of Investments

5

Schedule of Investments Small Cap Growth Portfolio (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE†
Multiline Retail (2.0%)
4,500	Big Lots, Inc.	$202,455
3,600	Burlington Stores, Inc.	184,320	*
		386,775
Oil, Gas & Consumable Fuels (1.4%)
3,650	Diamondback Energy, Inc.	275,137	*
Pharmaceuticals (2.7%)
8,400	Depomed, Inc.	180,264	*
15,100	Foamix Pharmaceuticals Ltd.	154,775	*
6,300	Intersect ENT, Inc.	180,369	*
		515,408
Professional Services (2.9%)
4,100	Huron Consulting Group, Inc.	287,369	*
6,900	On Assignment, Inc.	271,032	*
		558,401
Road & Rail (1.1%)
3,150	Old Dominion Freight Line, Inc.	216,106	*
Semiconductors & Semiconductor Equipment (5.5%)
5,100	Cavium, Inc.	350,931	*
7,300	M/A-COM Technology Solutions Holdings, Inc.	279,225	*
7,200	Microsemi Corp.	251,640	*
3,650	Monolithic Power Systems, Inc.	185,091
		1,066,887
Software (11.3%)
5,300	Barracuda Networks, Inc.	209,986	*
5,600	BroadSoft, Inc.	193,592	*
5,500	Fortinet, Inc.	227,315	*
9,600	Gigamon, Inc.	316,704	*
8,050	Paylocity Holding Corp.	288,593	*
5,050	Proofpoint, Inc.	321,533	*
5,400	QLIK Technologies, Inc.	188,784	*
1,900	Tyler Technologies, Inc.	245,822	*
1,250	Ultimate Software Group, Inc.	205,425	*
		2,197,754
Specialty Retail (5.2%)
2,650	Lithia Motors, Inc. Class A	299,874
4,200	Men's Wearhouse, Inc.	269,094
18,200	PEP Boys-Manny, Moe & Jack	223,314	*
2,300	Restoration Hardware Holdings, Inc.	224,549	*
		1,016,831
NUMBER OF SHARES		VALUE†
Textiles, Apparel & Luxury Goods (1.4%)
4,000	G-III Apparel Group Ltd.	$281,400	*
	Total Common Stocks (Cost $16,750,167)	18,487,197
Short-Term Investments (5.2%)
1,008,999	State Street Institutional Liquid Reserves Fund Premier Class (Cost $1,008,999)	1,008,999
	Total Investments (100.3%) (Cost $17,759,166)	19,496,196	##
	Liabilities, less cash, receivables and other assets [(0.3%)]	(48,687)
	Total Net Assets (100.0%)	$19,447,509

See Notes to Schedule of Investments

6

Notes to Schedule of Investments Small Cap Growth Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies, with the exception of closed-end funds, if any, are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements

7

Notes to Schedule of Investments Small Cap Growth Portfolio (cont'd)

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2015:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$18,487,197	$—	$—	$18,487,197
Short-Term Investments	—	1,008,999	—	1,008,999
Total Investments	$18,487,197	$1,008,999	$—	$19,496,196

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended June 30, 2015, no securities were transferred from one level (as of December 31, 2014) to another.

##  At June 30, 2015, the cost of investments for U.S. federal income tax purposes was $17,806,363. Gross unrealized appreciation of investments was $1,826,650 and gross unrealized depreciation of investments was $136,817, resulting in net unrealized appreciation of $1,689,833, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

8

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

SMALL CAP GROWTH PORTFOLIO
June 30, 2015
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$19,496,196
Dividends and interest receivable	2,505
Receivable for securities sold	918,416
Receivable for Fund shares sold	19,482
Receivable from Management—net (Note B)	1,113
Prepaid expenses and other assets	142
Total Assets	20,437,854
Liabilities
Payable for securities purchased	909,728
Payable for Fund shares redeemed	28,528
Payable to investment manager (Note B)	13,111
Payable to trustees	7,155
Accrued expenses and other payables	31,823
Total Liabilities	990,345
Net Assets	$19,447,509
Net Assets consist of:
Paid-in capital	$14,896,363
Undistributed net investment income (loss)	(97,772)
Accumulated net realized gains (losses) on investments	2,911,888
Net unrealized appreciation (depreciation) in value of investments	1,737,030
Net Assets	$19,447,509
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,006,952
Net Asset Value, offering and redemption price per share	$19.31
* Cost of Investments	$17,759,166

See Notes to Financial Statements

9

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SMALL CAP GROWTH PORTFOLIO
For the Six Months Ended June 30, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$25,067
Interest income—unaffiliated issuers	279
Foreign taxes withheld (Note A)	(412)
Total income	$24,934
Expenses:
Investment management fees (Note B)	74,448
Administration fees (Note B)	26,276
Distribution fees (Note B)	21,897
Audit fees	22,382
Custodian and accounting fees	8,883
Insurance expense	280
Legal fees	4,425
Shareholder reports	3,808
Trustees' fees and expenses	16,032
Miscellaneous	615
Total expenses	179,046
Expenses reimbursed by Management (Note B)	(56,340)
Total net expenses	122,706
Net investment income (loss)	$(97,772)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,438,564
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(24,314)
Net gain (loss) on investments	1,414,250
Net increase (decrease) in net assets resulting from operations	$1,316,478

See Notes to Financial Statements

10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SMALL CAP GROWTH PORTFOLIO
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$(97,772)	$(215,321)
Net realized gain (loss) on investments (Note A)	1,438,564	1,712,405
Net increase from payments by affiliates (Note B)	—	706
Change in net unrealized appreciation (depreciation) of investments (Note A)	(24,314)	(1,299,720)
Net increase (decrease) in net assets resulting from operations	1,316,478	198,070
Distributions to Shareholders From (Note A):
Net realized gain on investments	—	(1,477,196)
From Fund Share Transactions (Note D):
Proceeds from shares sold	4,855,479	7,588,961
Proceeds from reinvestment of dividends and distributions	—	1,477,196
Payments for shares redeemed	(3,731,698)	(11,748,626)
Net increase (decrease) from Fund share transactions	1,123,781	(2,682,469)
Net Increase (Decrease) in Net Assets	2,440,259	(3,961,595)
Net Assets:
Beginning of period	17,007,250	20,968,845
End of period	$19,447,509	$17,007,250
Undistributed net investment income (loss) at end of period	$(97,772)	$—

See Notes to Financial Statements

11

Notes to Financial Statements Small Cap Growth Portfolio
(Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2015 was $1,296.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes

12

substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2015, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: ordinary loss netting to reduce short term capital gains and return of capital distributions from real estate investment trusts ("REITs"). These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2014, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$215,321	$(215,321)

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2014	2013	2014	2013	2014	2013
$1,058,892	$—	$418,304	$—	$1,477,196	$—

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$793,658	$777,124	$1,663,886	$—	$—	$3,234,668

The difference between book basis and tax basis distributable earnings is primarily due to losses disallowed and recognized on wash sales.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not

13

directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under an Investment Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $2.5 billion. Accordingly, for the six months ended June 30, 2015, the investment management fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in

14

sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive fees and/or reimburse the Fund for its total annual operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitation) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2015, there was no repayment to Management under its contractual expense limitation.

At June 30, 2015, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2012	2013	2014	2015
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2015	2016	2017	2018
Class S	1.40%	12/31/18	$133,197	$124,811	$122,891	$56,340

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

On June 3, 2014, Management made a voluntary contribution of $706 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

Note C—Securities Transactions:

During the six months ended June 30, 2015, there were purchase and sale transactions (excluding short-term securities) of $28,235,648 and $28,373,352, respectively.

During the six months ended June 30, 2015, no brokerage commissions on securities transactions were paid to affiliated brokers.

15

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2015 and for the year ended December 31, 2014 was as follows:

	For the Six Months Ended June 30, 2015	For the Year Ended December 31, 2014
Shares Sold	261,213	403,728
Shares Issued on Reinvestment of Dividends and Distributions	—	94,876
Shares Redeemed	(202,817)	(639,433)
Total	58,396	(140,829)

Note E—Lines of Credit:

At June 30, 2015, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Under the terms of the Credit Facility, the Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30, 2015. During the period from January 9, 2015 (the commencement date of the Credit Facility) through June 30, 2015, the Fund did not utilize this line of credit. The Credit Facility replaced the State Street lines of credit referred to below.

During the reporting period, prior to the commencement of the Credit Facility on January 9, 2015, the Fund was a participant in a committed, unsecured $300,000,000 line of credit with State Street and an uncommitted, unsecured $100,000,000 line of credit with State Street, both to be used only for temporary or emergency purposes. During the period ended June 30, 2015, the Fund did not utilize either line of credit with State Street.

Note F—Subsequent Event:

On June 24, 2015, the Board approved three separate reorganizations of Balanced Portfolio, Growth Portfolio, and Small Cap Growth Portfolio (each, a "Merging Portfolio") into Mid Cap Growth Portfolio (the "Surviving Portfolio," and together with the Merging Portfolios, the "Portfolios") (each a "Reorganization"). Each Reorganization is independent of the others, and the Reorganization of any Merging Portfolio may proceed even if the Reorganization of one or both of the other Merging Portfolios is postponed or cancelled. All Portfolios are series of the Trust. Each Reorganization will take effect on or about November 6, 2015. No shareholder vote is required for any of the Reorganizations. At the time of each Reorganization, contractholders who are shareholders of a Merging Portfolio (indirectly through a separate account) automatically will become shareholders (again, indirectly through that separate account) of the Surviving Portfolio, receiving shares of the Surviving Portfolio having an aggregate net asset value equal to the contractholder's shares in the Merging Portfolio.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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Financial Highlights

Small Cap Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class S

	Six Months Ended June 30,		Year Ended December 31,
	2015		2014	2013	2012	2011	2010
	(Unaudited)
Net Asset Value, Beginning of Period	$17.93		$19.25	$13.20	$12.13	$12.26	$10.25
Income From Investment Operations:
Net Investment Income (Loss)‡	(0.10)		(0.22)	(0.17)	(0.12)	(0.14)	(0.12)
Net Gains or Losses on Securities (both realized and unrealized)	1.48		0.63	6.22	1.19	0.01	2.13
Total From Investment Operations	1.38		0.41	6.05	1.07	(0.13)	2.01
Less Distributions From:
Net Capital Gains	—		(1.73)	—	—	—	—
Voluntary Contribution from Management	—		0.00	—	—	—	—
Net Asset Value, End of Period	$19.31		$17.93	$19.25	$13.20	$12.13	$12.26
Total Return††	7.70	%**@	3.47%	45.83%	8.82%	(1.06)%	19.61%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$19.4		$17.0	$21.0	$14.2	$16.4	$21.0
Ratio of Gross Expenses to Average Net Assets#	2.04	%*	2.08%	2.13%	2.24%	2.20%	2.27%
Ratio of Net Expenses to Average Net Assets	1.40	%*	1.41%	1.40%	1.40%§	1.41%§	1.40%§
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.12	)%*	(1.18)%	(1.05)%	(0.88)%	(1.11)%	(1.15)%
Portfolio Turnover Rate	165	%**	309%	277%	282%	279%	243%

See Notes to Financial Highlights

17

Notes to Financial Highlights Small Cap Growth Portfolio
(Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2014.

@  The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on the Fund's total return for the six months ended June 30, 2015.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

*  Annualized.

**  Not Annualized.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

19

Item 2. Code of Ethics.
The Board of Trustees (“Board”) of Neuberger Berman Advisers Management Trust (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
The Code of Ethics is filed with the Registrant’s annual report on Form N-CSR. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
Not applicable to semi-annual reports on Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Not applicable to semi-annual reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.
Item 6. Schedule of Investments.
The complete schedule of investments for each series is disclosed in the Registrant’s applicable semi-annual report included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the Registrant.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the Registrant.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.
(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive

Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	Not applicable for the period covered by this Form N-CSR.

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Advisers Management Trust

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer and President
Date: August 13, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer and President
Date: August 13, 2015

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: August 13, 2015